   Q3 2014 Presentation    John J. Patrick, Jr. Chairman, President and CEOGregory A. White EVP, Chief Financial OfficerMichael T. Schweighoffer EVP, Chief Lending Officer   A Great Past…Dynamic Present…And a Bright Future

 Disclaimer & Forward-Looking StatementsStatements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions.The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers and attendees are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.The Company’s capital strategy includes deployment of excess capital, the success of which efforts cannot be guaranteed.   Forward Looking Statements  2

 Farmington Bank, founded in 1851, is a wholly owned subsidiary of First Connecticut Bancorp, Inc.Community bank with a strong capital position, positive trends in earnings, loan and deposit growth, and solid asset qualityFocused on building long term shareholder valueExperienced management team focused on organic growth strategyClear strategic prioritiesLeveraged balance sheet with loans rather than investmentsStrong, scalable franchise in central ConnecticutBroad risk management program focused on “best practices”Culture that encourages a decision-making process that allows for teamwork, yet places clear responsibility and authority with the individual  Executive Summary  3

 Franchise Overview   4  22 full service branch officesDe novo strategy completed in January 2014Strategically covering affluent Hartford, CT suburbs  First Connecticut Bancorp, Inc. - NASDAQ (FBNK)Farmington Bank - wholly owned subsidiaryHeadquarters: Farmington, ConnecticutAssets: $2.4 billion Loans: $2.0 billion Deposits: $1.7 billion Capital: $234 million(as of 9/30/14)   Corporate Profile

 Market Position  5  Too big to be small…Too small to be big…    Source: SNL Financial*includes limited service branches  Note: Deposit data as of 6/30/2014; Pro forma for pending and recently completed transactions

 Leadership Team  6  Name  Title  Years in Industry  Prior Experience          John J. Patrick, Jr.  Chairman, President and Chief Executive Officer  34  TD Banknorth CT, President and CEO  Gregory A. White  Executive Vice President, Chief Financial Officer and Treasurer  27  Rockville Bank, Chief Financial Officer and Treasurer  Michael T. Schweighoffer  Executive Vice President, Chief Lending Officer  26  TD Banknorth, CT State President  Kenneth F. Burns  Executive Vice President, Director of Retail Banking  25  Eagle Bank - EVP, Retail Banking & Marketing  Catherine M. Burns  Executive Vice President,Chief Risk Officer  33  TD Banknorth, Head of Community BankingCommercial Lending; Credit Manager

   Strategic Accomplishments  7  Invested in People, Technology and Franchise  Capital  Executed Organic Growth Strategy  Geographic Diversification of the Deposit Base  Enterprise risk management "best practices“ Strategic initiatives to build "best in class":  Commercial credit and underwritingCash managementSmall business bankingRetail bankingCompliance  Residential lendingGovernment bankingMarketinge-business Operational risk   Strong organic loan growth - 56% growth since 2011Significant deposit growth - 47% growth since 2011Established a scalable residential lending platform with goal to become a market leaderCompleted core system conversion in May 2013  Raised $172 million of capital in June 2011TBV increased from $14.11 to $14.56 year-to-date as of 9/30/14Repurchased 2,542,995 shares of FBNK stock (since IPO 6/29/11) at an average share price of $14.24 as of 9/30/14Paid a dividend for 12 consecutive quarters; increasing dividend in Q3 2014  Opened 10 de novo branches since June 2010; average deposit per de novo of $44.7 million, including over 9,700 checking accountsFocus on transaction accounts and new householdsOver 4,000 net new transaction accounts as of 9/30/14Liability side of the balance sheet is well positioned

 Our Core Business  8

 Financial Performance  9  Selected Annual Financial Data (000’s, except per share data)

 Financial Performance  10  Selected Quarterly Financial Data (000’s, except per share data)

 Financial Performance  11  Accomplishments  Performance Data  Capital Management  *based on the stock price of $15.58 on 10/29/14  Diversified the balance sheet and strong interest rate risk positionIncreased earning assets Invested in people, technology and franchise (franchise is scalable to $3 billion)Instituted measurable strategic planning processSuccessfully completed core conversion  Tangible Book Value: $14.56 (as of 9/30/14)Price / Tangible Book Value*: 107% Stock Performance*: 56% appreciation since IPO (6/29/11)  Paid quarterly dividend each quarter since December 2011Increased dividend Q3 2014Completed 10% stock repurchase, and repurchased 45% of a second 10% stock repurchase plan which was announced on 6/29/13

 Diversified Loan Portfolio  12  $2.0 Billion in Total Loans as of 9/30/2014

 Total Loan Growth  13  Total Loans (period ended 9/30/2014)

 Asset Quality Metrics  14  Non-Performing Loans / Total Loans  Loan Loss Reserves / Non-Accrual Loans

 Commercial Banking  15  Strong Credit Culture  Relationship Banking  Major Market Segments  Loan Growth  Platform centered on building relationships and adding valueBroad and sophisticated lending products and capability4 teams of experienced lenders covering Connecticut and Western Mass.Comprehensive cash management services  C&I: Manufacturers, distributors, healthcare providers, professional service companies, not-for-profits, higher educationCRE: Office, Apartments, Retail, Warehouse  Commercial originations year-to-date totaled $203 million Year-to-date growth in commercial outstandings of $122 millionYear-over-year growth in commercial outstandings of $189 million  Conservative underwritingAsset quality metrics continue to improveFocused and proactive portfolio management

 Small Business Lending  16  General Small Business Lending  SBA Lending  Efficiencies and Responsiveness  Qualified Business development calling effort supported by Branch managers and Business Development Officers Small Business Loan outstandings increased 9.2% year-to-date; balances at $62 million on 9/30/14  Currently #2 SBA lender in ConnecticutPreferred SBA status, allowing local decisionsOn staff SBA specialists provide value added understanding  Expedited approval process; 6.9 days average decision timeApplication to close in 34 days on averageDedicated underwriters using credit scoring with override

 Residential Mortgage and Consumer Lending  17  Mortgage Banking Platform  Continue to build Residential platform to achieve economies of scaleTotal loan servicing exceeded $1 billion (including servicing for others)Continue to utilize two-pronged approach with loan sales and portfolio fulfillmentIntroduced new products to the market (CHFA,VA, Home 4U)  Sales Channels  Loan Growth   Expanded Correspondent sales channel with additional Account Executives throughout New England, New York and New JerseyContinue to refine the Inside sales strategy to include portfolio retentionContinue to recruit top talent in residential salesContinue to promote the HELOC product through our branch network  17% growth in residential mortgages year-over-year14% growth in residential mortgages year-to-date#3 market share in Hartford County

   Diversified Deposit Base  18  $1.8* Billion as of 9/30/2014    * Includes repurchased liabilities & excludes mortgagors accounts

 Total Deposit Growth  19  Total Deposits* (period ended 9/30/2014)  Growth Rate 3.1% 11.4% 12.9% 21% annualized   *Includes repurchased liabilities & excludes mortgagors accounts

 Retail Banking  20  Wealth Management  Branch Network  Electronic Delivery  Deposit Growth  22 full service branch offices; opened 10 offices in the last 4 yearsState of the art branch design delivers superior customer experienceDe novo branches achieved profitability within 12 months; achieved double digit internal rate of return within 36 months  Online banking: Over 21,000 consumers and 4,900 businesses currently utilizingMobile banking: mobile app users growing at 6% a month; currently over 6,800 active consumers Mobile deposit capture activity growing at 5% per month, currently over 800 users  Overall deposit growth year-to-date of $244* million; 16% year-to-date growth Focus on core/transactional deposits; averaging approximately 5,000 net new accounts per year  Wealth management - strategic partnership with Essex Financial, $4 billion under management, respected Connecticut companyCurrently providing 5 full-time investment executives covering Bank  *Includes repurchased liabilities & excludes mortgagors accounts

 Business Deposits & Government Banking  21  Government Banking  Commercial Cash Management  Small Business  Portfolio of 64 public entities as customers on 9/30/14Overall Government deposit growth of $185 million or 91% growth during the first three quarters of 2014On-line tax and fee payment system to generate fee incomeOverall Government cost of funds of 0.32% as of 9/30/14  Seasoned Cash Management team providing solution based commercial deposit servicesCash Management deposit growth of $26.7* million year-to-date; a 24% year-to-date increaseComprehensive cash management suite of necessary to compete in the market services  679 net new checking accounts through 9/30/14; 17% annualized growth; balances of $149 million at 9/30/14Currently 6,245 free business checking accounts, average balance per account of $19,000  *Includes repurchased liabilities & excludes mortgagors accounts

   Strategic Direction  22  Take in depositsMake good loansGrow revenueMaintain solid asset qualityFocus on expense controlEmphasis on process improvement and efficienciesManage capital  Focus on Fundamentals

   Conclusion  23  Why Invest in Us?  Attractive growing franchise in central ConnecticutStrong management teamScalable platform built for long term growthSuccessfully executing Strategic Plan; proven organic growthStrong capital positionSolid asset qualityRobust enterprise risk management programTwelve consecutive dividends paid out to shareholdersTrack record of building Tangible Book Value

 Supplemental Information  Appendix  24

 Statement of Income 2011 – 2014 (000’s)  Select Financial Data  25

 Select Financial Data  26  Statement of Income Rolling Five Quarters (000’s)

 Select Financial Data  27  Quarterly Net Interest Income and Core Revenue*  Annual / YTD Net Interest Income and Core Revenue*  *Excludes prepayment penalty fees, net gain on sales of investments and Bank-owned life insurance proceeds.

   Select Financial Data  28  Annual Average Earning Assets and NIM  Quarterly Average Earning Assets and NIM

 Asset Quality Metrics  29  Loan Loss Reserves / Total Loans  Net Charge-Offs / Average Net Loans

 Commercial Loan Growth  30

 Residential Loan Growth   31

 Consumer Loan Growth   32

 Consumer Checking Growth (000’s)  33

   Business Checking Growth (000’s)  34

 De Novo Branch Growth   35  # Branch Growth  Total Deposit Growth ($ in millions)  Total Checking Balances ($ in millions)  # Checking Accounts (Cons. & Bus.)

 Corporate Contacts  36    John J. Patrick, Jr. Chairman, President and Chief Executive OfficerGregory A. White Executive Vice President, Chief Financial OfficerInvestor Information:Jennifer H. Daukas Vice President, Investor Relations Officer 860-284-6359 or jdaukas@farmingtonbankct.com